SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

         Confidential, for use of the Commission only (as permitted by Rule
[ ]      14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

         Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          SENTRY TECHNOLOGY CORPORATION
                (Name of Registrant as Specified in Its Charter)

         PETER J. MUNDY, VICE PRESIDENT-FINANCE, SECRETARY AND TREASURER
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

NOTES:

                          SENTRY TECHNOLOGY CORPORATION
                             350 WIRELESS BOULEVARD
                            HAUPPAUGE, NEW YORK 11788


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 6, 1998


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sentry Technology Corporation (the "Company") will be held at the American Stock Exchange, 86 Trinity Place, New York, New York, on May 6, 1998, at 11:00 A.M., New York time, for the following purposes:

          1.  To elect one class of Director for a term expiring in 2001;

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Common Stockholders of record at the close of business on April 3, 1998 will be entitled to notice of and to vote at the meeting.

     The Board of Directors of Sentry Technology Corporation hopes that you will find it convenient to attend the meeting in person. In any event, please mark, sign, date and return the enclosed proxy to make sure that your shares are represented at the meeting. If you attend the meeting, you may vote your stock personally even though you have sent in your proxy.


                          By Order of the Board of Directors,

                                                    PETER J. MUNDY
                                                    SECRETARY


Hauppauge, New York
April 10, 1998


            PLEASE DATE, SIGN AND MAIL THE ACCOMPANYING FORM OF PROXY
                AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                          SENTRY TECHNOLOGY CORPORATION
                             350 WIRELESS BOULEVARD
                            HAUPPAUGE, NEW YORK 11788



                                 PROXY STATEMENT


     The accompanying proxy is solicited by and on behalf of the Board of Directors of Sentry Technology Corporation, a Delaware corporation ("Sentry" or the "Company"), for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the American Stock Exchange, 86 Trinity Place, New York, New York, on May 6, 1998, at 11:00 A.M., New York time, and any adjournments thereof. Holders of record of Common Stock at the close of business on April 3, 1998, will be entitled to vote at the Meeting. Holders of the Company's Class A Preferred Stock are not entitled to vote in the election of Directors.

     The cost of solicitation will be borne by the Company. The Board of Directors may use the services of the Company's Directors, officers and other regular employees to solicit proxies personally or by telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and the Company will reimburse them for reasonable expenses incurred by them in so doing.

     The shares represented by the accompanying proxy will be voted as directed with respect to the election of the Director, or if no direction is indicated, will be voted in favor of the election as Director of the nominee listed herein. Each proxy executed and returned by a Stockholder may be revoked at any time thereafter by giving written notice of such revocation to the Secretary of the Company or by attending the Meeting and electing to vote in person, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

     A Stockholder may designate a person or persons to act as the Stockholder's proxy other than those persons designated on the proxy card. The Stockholder may do so by striking out the name or names appearing on the enclosed proxy card, inserting the name or names of another person or persons, and delivering the signed card to such person or persons. The person(s) designated by the Stockholder must present the signed proxy card to the Secretary at the Meeting in order for the shares to be voted.

     If the Stockholder is a participant in the Company's Retirement Savings 401(k) Plan, then the proxy will also serve as a voting instruction for the trustees of the plan for all accounts registered in the same name.

     If voting by proxy with respect to the election of the Director, Stockholders may vote in favor of the nominee or withhold their vote as to the nominee. With respect to any other proposal that comes before the Stockholders at the Annual Meeting, Stockholders may vote for the proposal, vote against the proposal or abstain from voting with respect to the proposal. Assuming a quorum is present, (i) the affirmative vote of a plurality of the votes cast by the holders of the shares of Common Stock entitled to vote will be required to act with respect to the election of the Director and (ii) the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter will be required to act on all other proposals that come before the Annual Meeting. Abstentions and broker non-votes (when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) will be included for purposes of determining whether there are represented at the meeting a sufficient number of shares to constitute a quorum. Abstentions and broker non-votes will not be included, however, in the tabulations of votes cast on proposals presented to Stockholders.

     An Annual Report to Stockholders for the fiscal year ended December 31, 1997, including financial statements, accompanies this Proxy Statement. The date of this Proxy Statement is the approximate date on which the Proxy Statement and form of proxy were first sent or given to Stockholders.

     The Board of Directors of the Company has selected the firm of Deloitte & Touche LLP as the principal accountants for the current fiscal year, in which capacity they have served since the Company commenced operations after the merger of the Company's predecessors in February 1997. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, at which time they will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Sentry Common Stock at April 3, 1998, as to each (i) beneficial owner of five percent or more of the Common Stock, (ii) Sentry Director, (iii) executive officer of Sentry and
(iv) all Directors and executive officers as a group. On April 3, 1998, 9,750,760 shares of Common Stock and 5,079,244 shares of Preferred Stock were outstanding.


                                        SHARES OF                 PERCENT
NAME AND ADDRESS OF                     COMMON STOCK              OF CLASS(1)
BENEFICIAL OWNERS
Walter & Edwin Schloss
Associates L.P.
52 Vanderbilt Avenue
New York, NY  10017                      675,522 (2)                 6.9%

                                                                               SHARES OF
                                       SHARES OF                 PERCENT       CLASS A                PERCENT
DIRECTORS AND EXECUTIVE OFFICERS       COMMON STOCK              OF CLASS(1)   PREFERRED STOCK       OF CLASS (3)
--------------------------------       ------------           ---------------  ----------------     ---------------------

Thomas A. Nicolette                     360,882 (4)               3.6%          317,560 (5)               6.1%

Peter J. Mundy                          103,012 (6)               1.0%           92,518 (7)               1.8%

John F. Whiteman                         42,473 (8)                 *            33,896 (9)                 *

Peter Y. Zhou                            95,157 (10)              1.0%           85,548 (11)              1.7%

Andrew L. Benson                        103,911 (12)              1.1%                                     -

Paul D. Mellin                                                     -                                       -

Robert L. Barbanell                       8,000 (13)               *              15,750                   *

William A. Perlmuth
c/o Stroock & Stroock &
Lavan LLP
180 Maiden Lane
New York, NY  10038                     905,368 (14)              9.3%           962,321 (15)            17.8%

Robert D. Furst, Jr.
3900 Walden Road
Deephaven, MN  55391                    912,172 (16)              9.3%                                     -

All Sentry Directors and
executive officers  as a group        2,530,975 (17)             24.6%         1,491,844 (18)            27.3%

---------------------------

*     Less than one percent

(1)   Based on 9,750,760 shares of Common Stock outstanding as of April 3, 1998.
      Each figure showing the percentage of outstanding shares beneficially owned has been calculated by treating as outstanding and owned the shares of Common Stock which could be purchased by the indicated person within 60 days upon exercise of stock options.
(2)   Includes 10,070 shares of Common Stock beneficially owned solely by Mr.
      Walter J. Schloss, and 8,022 shares of Common Stock beneficially owned solely by Mr. Edwin W. Schloss.
(3)   Based on 5,079,244 shares of Class A Preferred Stock outstanding as of
      April 3, 1998. Each figure showing the percentage of outstanding shares beneficially owned has been calculated by treating as outstanding and owned the shares of Class A Preferred Stock which could be purchased by the indicated person within 60 days upon exercise of stock options.
(4)   Excludes 41,590 shares of Common Stock held by a trust for the benefit of Mr. Nicolette's wife, as to which shares Mr.
      Nicolette disclaims beneficial ownership.  Includes 74,862 shares of Common Stock held by Mr. Nicolette as co- trustee under trusts for the benefit of his minor children and as to which shares Mr.
      Nicolette disclaims beneficial   ownership.  Also includes
      217,138 shares of Common Stock issuable upon the exercise of stock options exercisable  within 60 days from the date hereof.
(5)   Excludes 43,669 shares of Class A Preferred Stock held by a trust for the benefit of Mr. Nicolette's wife, as to
      which shares Mr. Nicolette disclaims beneficial ownership.
      Includes 78,606 shares of Common Stock held
      by Mr. Nicolette as co-trustee under trusts for the benefit of his minor children and as to which shares Mr. Nicolette
      disclaims beneficial ownership.  Also includes 197,138 shares of
      Common Stock issuable upon the exercise of stock  options within
      60 days from the date hereof.
(6)   Includes 81,614 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days from the date hereof.
(7)   Includes 73,614 shares of Class A Preferred Stock issuable upon the exercise of stock options exercisable within 60 days from the date hereof.
(8)   Includes 26,716 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of the date hereof.
(9    ) Includes 18,716 shares of Class A Preferred Stock issuable upon the exercise of stock options exercisable within 60 days of the date hereof.
(10)  Includes 78,703 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days from the date hereof.
(11)  Includes 70,703 shares of Class A Preferred Stock issuable upon the exercise of stock options exercisable within 60 days from the date hereof.
(12)  Mr. Benson resigned as an officer and Director of the
      Company as of July 1997 but continued as a major account
      representative through the remainder of 1997.  Effective January
      1, 1998 Mr. Benson became an independent sales  representative for Sentry working on a commissioned basis.  Includes 25,000 shares of Common Stock issuable upon  the exercise of options exercisable within 60 days of the date hereof.
(13)  Includes 3,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days from the date hereof.
(14)  Consists of (a) 750,729 shares of Common Stock held by Mr.
      Perlmuth as Executor of the Estate of Arthur J. Minasy,  (b)
      130,011 shares of Common Stock held by Mr. Perlmuth as trustee under trusts for the benefit of Mr. Minasy's adult  children, and
      (c) 3,327 shares of Common Stock beneficially owned by Mr.
      Perlmuth.  Also includes 21,300 shares of  Common Stock issuable upon the exercise of stock options exercisable within 60 days from the date hereof.  Under the  policies of the law firm of which he is of counsel, Mr. Perlmuth will share any economic benefits of the options with  the other members of such firm.
(15)  Consists of (a) 788,265 shares of Class A Preferred Stock held by Mr. Perlmuth as Executor of the Estate of Arthur J.
      Minasy, (b) 136,513 shares of Class A Preferred Stock held by Mr.
      Perlmuth as trustee under trusts for the benefit of  Mr. Minasy's adult children, and (c) 3,493 shares of Class A Preferred Stock
      beneficially owned by Mr. Perlmuth.   Also includes 18,300 shares
      of Class A Preferred Stock issuable upon the exercise of stock options exercisable within  60 days from the date hereof.  Under the policies of the law firm of which he is of counsel, Mr.
      Perlmuth will share any  economic benefits of the options with the other members of such firm.
(16)  Includes 89,250 shares of Common Stock which could be purchased upon the exercise of existing options and warrants which are currently exercisable or which will become exercisable within 60 days from the date hereof.
(17)  Includes 542,721 shares of Common Stock which could be purchased upon the exercise of existing options and warrants which are currently exercisable or which will become exercisable within 60 days from the date hereof.
(18)  Includes 378,471 shares of Class A Preferred Stock which could be purchased upon the exercise of existing options and warrants which are currently exercisable or which will become exercisable within 60 days from the date hereof.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTOR

     The Company's Board of Directors is divided into three classes serving staggered three-year terms, the term of one class of Directors to expire each year. At the Annual Meeting, Stockholders will consider for election the Director whose class term expires in 2001. Mr. Robert L. Barbanell, the nominee of the Board of Directors, is presently serving as a Director of the Company. If no direction to the contrary is given, all proxies received by the Board of Directors will be voted "FOR" the election of Mr. Barbanell as Director. In the event that Mr. Barbanell is unable to serve, the proxy solicited herewith may be voted for the election of another person in his stead at the discretion of the proxies. The Board of Directors knows of no reason to anticipate that this will occur.


                         NOMINEE FOR DIRECTOR FOR A TERM
                       EXPIRING AT THE 2001 ANNUAL MEETING

     ROBERT L. BARBANELL, age 67, has been Director since February 1997. He has been President of Robert L. Barbanell Associates, Inc., a financial consultancy firm, since July 1994. Prior thereto, Mr. Barbanell served in various capacities at Bankers Trust New York Corporation, where he was Managing Director of the European Merchant Bank of Bankers Trust International PLC from 1991 to 1994; Managing Director of BT Securities Corporation from 1989 to 1991; Managing Director of Bankers Trust Company from 1986 to 1989; Senior Vice President of Bankers Trust Company from 1981 to 1986. Prior to his service with Bankers Trust, Mr. Barbanell served in various executive capacities at Amcon Group, Inc. and GI Export Corporation. Mr. Barbanell currently serves on the Boards of Directors of Marine Drilling Companies, Inc., Kaye Group, Inc. and Cantel Industries, Inc.

                 DIRECTORS NOT PRESENTLY STANDING FOR REELECTION

     ROBERT D. FURST, JR., age 45, has been a Director of the Company since its inception. Prior thereto he was a Director of Video Sentry Corporation ("Video Sentry"), a predecessor of the Company, from January 1993 until February 1997. He was Chairman of the Board of Video Sentry from July 1996 and Chief Executive Officer from August 1996 until February 1997. Mr. Furst was one of the original shareholders of Video Sentry. He is also the founder and owner of Furst Capital Management, a firm specializing in trading government and equity securities as well as commodity futures. Mr. Furst is a member of the Chicago Board of Trade and has been a securities and commodities trader since 1980. Mr. Furst currently serves on the Boards of Directors of NOW Technologies, Inc., a privately-held manufacturer of chemical packaging and dispensing systems serving the semi-conductor industry; Lucht, Inc., a privately-held manufacturer of high volume photographic printers and other equipment; and Neighborhood Marketing Corporation, a privately-held consumer promotion and database marketing company utilizing proprietary patented technologies. Mr. Furst's term as a Director expires at the 2000 Annual Meeting of Stockholders.

     PAUL D. MELLIN, age 34, has been a Director since August 1997, when he was appointed to fill the vacancy created by the resignation of Andrew Benson as a Director. Mr. Mellin joined the BT Alex Brown Incorporated mergers and acquisitions group in 1996. Prior to Mr. Mellin's joining BT Alex Brown, he was a member of the mergers and acquisitions group at Smith Barney. Mr. Mellin's term as a Director expires at the 1999 Annual Meeting of Stockholders.

     THOMAS A. NICOLETTE, age 47, has been President, Chief Executive Officer and a Director of the Company since January 1997. Prior thereto, Mr. Nicolette served in various capacities at several predecessors of the Company, including Knogo North America Inc., where he was President, Chief Executive Officer and a Director from December 1994 to February 1997, and Knogo Corporation, where he was a Director from 1987 until December 1994, Chief Executive Officer from May 1994 to December 1994 and President and Chief Operating Officer from 1990 to May 1994. Prior thereto he served in other positions as an officer at Knogo Corporation. Mr. Nicolette serves on the Board of Directors of SenTech EAS Corporation and is Vice Chairman of the Board of Trustees of WLIW, the Long Island-based affiliate of the Public Broadcasting System. Mr. Nicolette's term as President, Chief Executive Officer and a Director expires at the 2000 Annual Meeting of Stockholders.

     WILLIAM A. PERLMUTH, age 68, has been Chairman of the Board of Directors of the Company since January 1997. Prior thereto, Mr. Perlmuth served as a Director of several predecessors of the Company from 1979 to February 1997. Mr. Perlmuth has been a partner in the law firm of Stroock & Stroock & Lavan LLP in New York, New York for more than five years and is presently of counsel to such firm. Such firm and Mr. Perlmuth have performed legal services for the Company. The aggregate amount of fees paid by the Company to Stroock & Stroock & Lavan LLP was less than 5% of the law firm's gross revenues for the last fiscal year. The Company believes that the billing rates for the foregoing legal services were no less favorable to the Company than could have been obtained from unaffiliated parties for comparable services. Mr. Perlmuth's term as Chairman of the Board of Directors expires at the 1999 Annual Meeting of Stockholders.

COMPENSATION OF DIRECTORS

     Directors who are also full-time employees of Sentry receive no additional compensation for their services as Directors. Each non-employee Director receives $12,000 annually for services on the Board and $1,000 per Board meeting attended. In addition, each non-employee Director who is a member of any committee of the Board receives $500 for attendance at any meeting of such committee which is held neither immediately before nor immediately after a Sentry Board meeting; PROVIDED, HOWEVER, that the chairman of the Audit Committee of the Board receives $1,000 for attendance at any such separately held meeting of the Audit Committee and $500 for attendance at any meeting of such committee held either immediately before or immediately after a Board meeting.

     In addition, each non-employee Director is eligible to participate in the 1997 Stock Incentive Plan of Sentry. Options for 15,000 shares of Common Stock at an exercise price of $3.00, vesting in equal portions over a five-year period, were granted by the Board to each non-employee Director on February 13, 1997, and to Mr. Mellin on August 11, 1997 when he became a Director.

COMMITTEE OF THE BOARD OF DIRECTORS; ATTENDANCE AT MEETINGS

     The Board of Directors has an Audit Committee. The members of the Audit Committee are Directors of Sentry who are neither officers nor employees of Sentry. The members of the Audit Committee are Messrs. Barbanell and Mellin. Mr. Barbanell is Chairman of the Audit Committee. During 1997 there were six meetings of the full Board and one meeting of the Audit Committee. Each Director attended all of the meetings of the Board and of each committee of which he is a member.

 OFFICERS

     Set forth below are the names and titles of certain of the persons serving as executive officers of the Company.

     NAME                              AGE                   OFFICE
Thomas A. Nicolette.................   47      President and Chief Executive
                                               Officer of Sentry since January
                                               1997. Mr. Nicolette was
                                               President, Chief Executive
                                               Officer and a Director of Knogo
                                               North America Inc. since its
                                               inception in August 1994. Prior
                                               thereto, Mr. Nicolette served in
                                               various capacities with Knogo
                                               Corporation, where he was Chief
                                               Executive Officer from May 1994
                                               to December 1994; President and
                                               Chief Operating Officer from 1990
                                               to May 1994; President of its
                                               North America Division from 1989
                                               to 1990; Vice President from 1986
                                               to 1990; and a Director from 1987
                                               to December 1994. Mr. Nicolette
                                               serves on the Board of Directors
                                               of SenTech EAS Corporation and is
                                               a Vice Chairman of the Board of
                                               Trustees of WLIW, the Long
                                               Island-based affiliate of the
                                               Public Broadcasting System.


Peter J. Mundy......................   41      Vice President-Finance and Chief
                                               Financial Officer of Sentry. Mr.
                                               Mundy also serves as Secretary
                                               and Treasurer of the Company. Mr.
                                               Mundy was Vice President -
                                               Finance, Chief Financial Officer,
                                               Secretary and Treasurer of Knogo
                                               North America Inc. from December
                                               1994. Prior thereto, Mr. Mundy
                                               served as an officer of Knogo
                                               Corporation where he was Vice
                                               President - Corporate Controller
                                               from May 1994 and, prior to such
                                               time, Corporate Controller for
                                               more than five years. Mr. Mundy
                                               is a Certified Public Accountant.

Peter Y. Zhou.......................   58      Vice President - Technology of
                                               Sentry. Dr. Zhou was Vice
                                               President - Technology of Knogo
                                               North America Inc. from December
                                               1994. Prior thereto, Dr. Zhou
                                               served as an officer of Knogo
                                               Corporation where he was Senior
                                               Vice President - Technology from
                                               1992 and Vice President -
                                               Research from 1988.

John F. Whiteman....................   39      Mr. Whiteman became Senior Vice
                                               President - Sales and Marketing
                                               of Sentry in January 1998. Prior
                                               thereto he was Senior Vice
                                               President - Sales and Marketing
                                               of Knogo North America Inc. since
                                               January 1997; Vice President
                                               Sales - West of Knogo North
                                               America Inc. and Knogo
                                               Corporation from 1994 to 1996;
                                               and, prior to such time, served
                                               in various sales positions with
                                               Knogo Corporation since 1986.


EMPLOYMENT AGREEMENTS AND COMPENSATION OF EXECUTIVE OFFICERS; CHANGE OF CONTROL ARRANGEMENTS

     The employment agreement between the Company and Mr. Nicolette is for a term ending February 11, 2001. In addition to establishing Mr. Nicolette's annual compensation of $200,000 per year, together with an opportunity to receive up to an additional 50% of such amount, based upon certain performance-based criteria, the use of an automobile and the receipt of life insurance in the amount of $1,000,000, the agreement requires that the Company grant to Mr. Nicolette options to acquire 100,000 shares of Common Stock, with such options vesting at 20% per annum during the five year period commencing on the date of the grant thereof. These options were granted in February 1997. The employment agreements of Mr. Mundy and Dr. Zhou provide for a term of two years at annual salaries of $120,000 and $130,000, respectively. In addition to their annual salaries, Mr. Mundy and Dr. Zhou received options to purchase 40,000 shares of Common Stock, vesting at 20% per annum during the five year period commencing on February 10, 1997. The employment agreements of Messrs. Nicolette and Mundy and Dr. Zhou provide for a cost of living adjustment to the base annual salary of each such executive calculated based upon the percentage increase of the Consumer Price Index (as defined in such agreements).

     The employment agreements of Messrs. Nicolette and Mundy and Dr. Zhou provide that in the event of a change in control of the Company, the term of each of their employment will be automatically extended for the period ending two years in the case of Mr. Nicolette's agreement and one year in the case of each of the other agreements, following the date of such change in control. Following such change in control, each of such persons will have the right to terminate his employment for good reason while continuing to receive the salary and bonus otherwise payable thereunder for the remainder of the employment term. Additionally, the employment agreements provide that in the event of a change in control all options held by each of such person, whether or not then vested, would fully vest. If the change in control was not approved by a majority of the Existing Directors (as defined in the Company's Certificate of Incorporation), each such officer would be entitled to receive cash in cancellation of such options in an amount equal to the difference between the exercise price of such options and the market price of the Common Stock at the time of cancellation.

     Andrew Benson, formerly a Director and executive officer of the Company, resigned from these positions in July 1997 and is presently an independent sales representative for the Company. Mr. Benson had been employed pursuant to an agreement which has been terminated. Under the agreement, he received annual cash compensation of $218,773 and other benefits similar to those described above for the other executive officers.


                             EXECUTIVE COMPENSATION

REPORT OF THE BOARD OF DIRECTORS WITH RESPECT TO COMPENSATION

     The Board of Directors, without Mr. Nicolette's participation, sets the compensation paid to the Chief Executive Officer and for final approval of the compensation paid to the other executive officers of the Company, approving or disapproving the recommendation of the Chief Executive Officer. The Board of Directors also determines the amount of shares and exercise prices for any stock option grants under the Company's 1997 Stock Incentive Plan, and the amount of the Company's matching contribution percentage under the Company's Retirement Savings 401(k) Plan, respectively.

     Currently, the Company's executive officers, including the Chief Executive Officer, are compensated pursuant to written employment agreements providing for a base salary. These agreements provide for annual salary increases intended to maintain the executive's base salary against increases in the cost of living as measured by the United States Department of Labor.

STOCK OPTION AND OTHER EQUITY PLANS; COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Board of Directors endorses the view that the value of compensation paid to the Company's executive officers, and the Chief Executive Officer in particular, should be closely linked to increases in the value of the Common Stock. Accordingly, the Board supports option awards under the Company's 1997 Stock Incentive Plan and participation by executive officers in the Retirement Savings 401(k) Plan, which includes a Company Common Stock fund among its investment alternatives. A substantial portion of the total compensation of the executive officers, including the Chief Executive Officer, is wholly dependent on increases in the value of the Common Stock.

     The number of stock options granted to executive officers is not determined by reference to any formulas but is determined by the Board's evaluation of the particular officer's ability to influence the long-term growth and profitability of the Company. The Board also considers the Company's performance against certain of its competitors, its general performance against internal goals established by management, and the executive's relative contribution thereto.

     This report is submitted by the Board of Directors of the Company.

SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation for the Company's fiscal year ended December 31, 1997 of the Company's Chief Executive Officer and each of four other executive officers of the Company:

                                                                         LONG-TERM                 ALL OTHER
                                    ANNUAL                              COMPENSATION (1)          COMPENSATION  (1) (2)
                                 COMPENSATION (1)
                                                                            SECURITIES
NAME AND                                                                    UNDERLYING
PRINCIPAL POSITION             YEAR         SALARY       BONUS                OPTIONS (#)

Thomas A. Nicolette,           1997        $194,167        -                 100,000                $4,390
President and                  1996         150,000        -                  83,181                 4,391
CEO                            1995         150,000        -                  89,004                 4,386

Peter J. Mundy,                1997         118,110        -                  40,000                 3,543
Vice President - Finance,      1996         103,800        -                  33,272                 3,114
Secretary and                  1995         103,800        -                  37,431                 3,223
Treasurer

John F. Whiteman (3)           1997         149,120      $30,943              40,000                 3,586
Sr. Vice                       1996         103,057       32,760              16,636                 3,573
President Sales                1995          90,543       31,716               2,080                 3,765
and  Marketing

Peter Y. Zhou,                 1997         128,833          -                40,000                 3,865
Vice President -               1996         120,000          -                33,272                 3,600
Technology                     1995         120,000          -                37,431                 3,649

Andrew L. Benson               1997         184,730       34,043              50,000                   633
Vice President-CCTV            1996         125,000          -                   -                      -
Systems(4)                     1995          84,436          -                   -                      -


------------------------
(1)      Compensation information for 1996 and 1995 reflects compensation paid to the named executive officers by the  predecessors of the
         Company, Knogo or Video Sentry, as the case may be.  Share information is provided on a  converted basis, giving effect to the exchange of shares of such predecessors for shares of the
         Company pursuant to  the terms of the merger of Knogo and Video
         Sentry into subsidiaries of the Company on February 12, 1997.

(2) Amounts shown consist of the Company's matching contributions under the Retirement Savings 401(k) Plan.

(3)      Mr. Whiteman became an executive officer of the Company in January
         1998. Prior thereto, Mr. Whiteman had not served as an officer of the Company.

(4) Mr. Benson resigned as a Director and Vice-President of the Company in July 1997, but remained a major account sales representative throughout
         1997.

     As to various items of personal benefits, the Company has concluded that the aggregate amount of such benefits with respect to each individual does not exceed the lesser of $50,000 or 10% of the annual salary and bonus reported in the table for such individual.

OPTIONS GRANTED IN LAST FISCAL YEAR

     The following table sets forth certain information concerning options granted during 1997 to each person named in the Summary Compensation Table:


                         Number Of
                         Securities      % Of Total                                          Potential Realizable
                         Underlying      Granted To                                          Value At Assumed
                         Options         Employees        Exercise       Expiration          Annual Rate Of Stock Price
Name                     Granted         In 1997          Price          Date                Appreciation For Option Term
                                                                                                5%                 10%
                                                                                                --                 ---

Thomas A. Nicolette       100,000         23.6%            $2.38        February 10, 2007    $149,724           $379,311
Peter J. Mundy             40,000          9.4%             2.38        February 10, 2007      59,871            151,724
John F. Whiteman (1)       40,000          9.4%             2.38        February 10, 2007      59,871            151,724
Peter Y. Zhou              40,000          9.4%             2.38        February 10, 2007      59,871            151,724
Andrew L. Benson (2)       50,000         11.8%             2.38        February 10, 2007      74,838            189,655


---------------

(1) Mr. Whiteman became an executive officer of the Company in January 1998.

(2) Mr. Benson resigned as a Director and Vice-President of the Company in July 1997, but remained a major account sales representative throughout 1997.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
OPTION VALUES

     The following table sets forth for each of the persons named in the Summary Compensation Table the number of options exercised during 1997 and the amount realized by each such officer. In addition, the table shows the number of options that the named executive officer held as of December 31, 1997, both exercisable (E) and unexercisable (U), and the value of such options as of that date.


                                                                        NUMBER OF                         VALUE OF
                                                                        UNEXERCISED                       UNEXERCISED IN
                                                                        OPTIONS AT                        THE  MONEY
                                                                        YEAR-END (#)                      OPTIONS AT YEAR
                                                                                                          END ($)
                                SHARES
                                ACQUIRED
                                ON                   VALUE              EXERCISABLE/                      EXERCISABLE/
NAME                            EXERCISE (#)         REALIZED ($)       UNEXERCISABLE                     UNEXERCISABLE

Thomas A. Nicolette                  -                   -               E        217,138                  E        $108,669
                                                                         U         80,000                  U           -

Peter J. Mundy                       -                   -               E         81,614                  E        $35,236
                                                                         U         32,000                  U           -

John F. Whiteman (1)                 -                   -               E         26,716                  E           $629
                                                                         U         32,000                  U           -

Peter Y. Zhou                        -                   -               E         70,703                  E        $31,619
                                                                         U         32,000                  U           -

Andrew L. Benson (2)                 -                   -               E         25,000                  E           -
                                                                         U         25,000                  U        -
---------------

(1) Mr. Whiteman became an executive officer of the Company in January 1998.

(2) Mr. Benson resigned as a Director and Vice-President of the Company in July 1997, but remained a major account sales representative throughout 1997.

PERFORMANCE GRAPH

                                             February 12,        March 31,           June 30,           September 30,   December 31,
                                               1997                1997                1997                1997            1997

Sentry Technology Corporation                  $100                $96                $114                 $75             $43

S&P 600 Small Cap Index                         100                 93                 110                 127             123

S&P Elec. Equip. Index                          100                 92                 118                 124             131


BENEFICIAL OWNERSHIP REPORTS

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers, Directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, Directors and greater than ten-percent Stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all such reports they file.

     Based solely on a review of the copies of such reports furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its officers, Directors and greater than ten-percent beneficial owners were complied with, except that Andrew Benson, formerly a Director and executive officer, filed one late Form 4 in October 1997.

AFFILIATE TRANSACTION

     In October and November 1996, Video received an aggregate of $250,000 from Mr. Furst under a promissory note (the "October 1996 Note") which allowed Video Sentry to borrow up to $500,000, with interest at 10%, and which matured in January 1997. This promissory note was secured by all of the assets of Video Sentry and was subordinated to Video Sentry's bank line of credit. In 1997, Video Sentry repaid the October 1996 Note with funds advanced to Video Sentry from Knogo North America Inc., a subsidiary of the Company.

     The Company believes that all transactions between the Company and its predecessors, on the one hand, and the officers, Directors, or other affiliates of the Company and its predecessors, on the other hand, were on terms no less favorable to the Company and its predecessors than could have been obtained from unaffiliated third parties on an arm's length basis.


                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the meeting is that set forth herein. If any other matter or matters are properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


                              STOCKHOLDER PROPOSALS

     Proposals of Stockholders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company on or prior to December 10, 1998 to be eligible for inclusion in the Company's Proxy Statement and form of proxy to be used in connection with the 1999 Annual Meeting.

        The Company's Bylaws provide that a Stockholder of the Company who intends to nominate persons for election as Directors or introduce other proposals from the floor of an Annual Meeting of Stockholders follow certain notice and disclosure requirements.

     The Bylaw provision requires a Stockholder introducing a proposal at an Annual Meeting to notify the Company of such intention not less than 60 days prior to the date of the Annual Meeting. If the Company has given less than 75 days public notice of the date of the Annual Meeting, the Stockholder must give such notice so that it is received by the Company not later than 10 days after the public notice is given or the Proxy Statement is mailed. The Stockholder's notice must give the information specified in the Bylaws, including information about the Stockholder making the proposal, the number of shares such Stockholder owns and any interest such Stockholder may have in the subject of the proposal. If such Stockholder will be nominating persons for election as Directors, certain information specified in the Bylaws must also be given about the nominee and the nominee's interest in the Company.

     The Bylaw provision grants to the Chairman of the Meeting the authority to determine whether a proposal has been brought to the floor in accordance with the provision.

                                  By Order of the Board of Directors,


                                                     PETER J. MUNDY,
                                                     SECRETARY

Hauppauge, New York
April 10, 1998

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, MAY BE OBTAINED BY STOCKHOLDERS SOLICITED HEREBY, WITHOUT CHARGE, UPON WRITTEN REQUEST SENT TO THE SECRETARY OF THE COMPANY, MR. PETER J. MUNDY, SENTRY TECHNOLOGY CORPORATION, 350 WIRELESS BOULEVARD, HAUPPAUGE, NEW YORK 11788.

                                      PROXY

                          SENTRY TECHNOLOGY CORPORATION
                   ANNUAL MEETING OF STOCKHOLDERS, MAY 6, 1998
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas A. Nicolette, William A. Perlmuth and Peter J. Mundy, or a majority of those present and acting, or if only one is present, then that one, proxies, with full power of substitution, to vote all shares of SENTRY TECHNOLOGY CORPORATION (the "Company") which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the American Stock Exchange, 86 Trinity Place, New York, NY, on May 6, 1998, at 11:00 A.M., New York time, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1. ELECTION OF DIRECTORS: To elect the nominee for one class of Director below for a term expiring in 2001.

[ ]  FOR the nominee listed below                 [ ]   WITHHOLD AUTHORITY
     (except as marked to the contrary below)           to vote for the
     nominee listed below


NOMINEE FOR DIRECTOR FOR TERM EXPIRING IN 2001:

                               ROBERT L. BARBANELL

2. In their discretion, upon any other matters which may properly come before the meeting or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1.

Receipt of the Notice of Annual Meeting and Proxy Statement and of the Annual Report of the Company preceding or accompanying the same is hereby acknowledged.

                          Dated  ____________________________, 1998


                                 __________________________________
                                   (Signature of Stockholder)


                                 __________________________________
                                   (Signature of Stockholder)

                                 Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation it should be signed by an authorized officer.

           PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.